AB FUNDS TRUST

     Flexible Income Fund                  Money Market Fund
     Growth & Income Fund                  Low-Duration Bond Fund
     Capital Opportunities Fund            Medium-Duration Bond Fund
     Global Equity Fund                    Extended-Duration Bond Fund
     Flexible Income Fund I                Equity Index Fund
     Growth & Income Fund I                Value Equity Fund
     Capital Opportunities Fund I          Growth Equity Fund
     Global Equity Fund I                  Small Cap Equity Fund
                                           International Equity Fund


                             2401 Cedar Springs Road
                            Dallas, Texas 75201-1498


August 8, 2005

Dear Shareholder:

     The enclosed Information Statement discusses action that has been taken with respect to the above-listed series ("Funds") of AB Funds Trust ("Trust"). GuideStone Financial Resources of the Southern Baptist Convention ("GuideStone Financial Resources"), formerly the Annuity Board of the Southern Baptist Convention, a majority shareholder of each of the Funds, has approved: (1) the election of a trustee, by written consent, to the Trust's Board of Trustees, effective August 2, 2005; and (2) revisions to the Trust's Agreement and Restated Declaration of Trust ("Declaration of Trust") and By-Laws (a) relating to the indemnification of Covered Persons, as that term is defined in the Declaration of Trust, from liability and all expenses incurred with respect to formal or informal investigations, and (b) changing the name of the Trust and the name of certain service providers to the Trust.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. The enclosed documents are solely for your information.

     If you have any questions, please call 1-800-262-0511 and we will be glad to assist you. Thank you for your response and your continued support.



                                        Very truly yours,



                                        John Jones
                                        President

                                 AB FUNDS TRUST

     Flexible Income Fund                  Money Market Fund
     Growth & Income Fund                  Low-Duration Bond Fund
     Capital Opportunities Fund            Medium-Duration Bond Fund
     Global Equity Fund                    Extended-Duration Bond Fund
     Flexible Income Fund I                Equity Index Fund
     Growth & Income Fund I                Value Equity Fund
     Capital Opportunities Fund I          Growth Equity Fund
     Global Equity Fund I                  Small Cap Equity Fund
                                           International Equity Fund

                             2401 Cedar Springs Road
                            Dallas, Texas 75201-1498

                              ---------------------

                              INFORMATION STATEMENT

                              ---------------------

                                 AUGUST 8, 2005

     This document is an Information Statement for shareholders of the above-referenced funds (each, a "Fund" and collectively, the "Funds"), each a series of AB Funds Trust (the "Trust"). SBC Financial Services, Inc. ("SBC Financial"), serves as the investment adviser to the Funds and is located at 2401 Cedar Springs Road, Dallas, Texas 75201. The Funds' principal underwriter is PFPC Distributors, Inc. (the "Distributor"), and the Funds' administrator is PFPC, Inc.; their principal offices are at 400 Bellevue Parkway, Wilmington, Delaware 19809. This Information Statement will be mailed on or about August 8, 2005 to the Funds' shareholders of record as of August 1, 2005 (the "Record Date").

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. The purpose of this Information Statement is to provide you with information regarding the following: (1) the election of an individual by Guidestone Financial Resources of the Southern Baptist Convention ("GuideStone Financial Resources"), formerly the Annuity Board of the Southern Baptist Convention, to serve as a trustee on the Trust's Board of Trustees ("Board"); and (2) revisions to the Trust's Agreement and Restated Declaration of Trust ("Declaration of Trust") and By-Laws (a) relating to the indemnification of Covered Persons, as that term is defined in the Declaration of Trust, from liability and all expenses incurred with respect to formal or informal investigations, and (b) changing the name of the Trust and the name of certain service providers to the Trust.

     As disclosed in the Funds' prospectus, GuideStone Financial Resources at all times directly or indirectly controls the vote of at least 60% of each Fund's shares. The Funds will refuse to accept any investment that would result in a change of such control. This means that GuideStone Financial Resources, which is the parent company of SBC Financial, controls the vote on any matter that requires shareholder approval.

     The Funds will bear the expenses incurred in connection with preparing this Information Statement. A copy of the Funds' annual report to shareholders for the fiscal year ended December 31, 2004 is available to shareholders upon request without charge. To request a copy of the annual report call 1-800-262-0511, log on to our website at www.guidestone.org, or write to the Funds at 2401 Cedar Springs Road, Dallas, Texas 75201-1498.

     Each whole share of a Fund is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportional fractional vote. As of August 1, 2005 there were issued and outstanding the following numbers of shares of each Fund:

-----------------------------------------------------------------------------------------------------------------------------------
                                                        GS2                    GS4                  GS6                  GS8
                  FUND                                 CLASS                  CLASS                CLASS                CLASS
-----------------------------------------------------------------------------------------------------------------------------------
Flexible Income Blended Fund                                             18,780,792.119        1,254,383.993        539,076.3100
------------------------------------------
Growth & Income Blended Fund                                             81,983,626.497        1,350,472.215        538,930.6560
------------------------------------------
Capital Opportunities Blended Fund                                       65,003,233.068         666,406.782         498,331.4190
------------------------------------------
Global Equity Fund                                                       55,668,736.532        1,163,211.882        466,683.4110
------------------------------------------
Flexible Income Blended Fund I                     5,020,818.797
------------------------------------------
Growth & Income Blended Fund I                     19,611,018.853
------------------------------------------
Capital Opportunities Blended Fund I               12,005,791.194
------------------------------------------
Global Equity Fund I                               8,536,391.786
------------------------------------------
Money Market Fund                                  91,234,347.450        811,671,049.390       4,541,008.680       5,065,373.9400
------------------------------------------
Low Duration Bond Fund                             10,979,527.812        58,820,275.352        1,225,431.384        543,156.1960
------------------------------------------
Medium Duration Bond Fund                          10,543,376.892        67,779,422.464        1,446,723.228        563,150.1830
------------------------------------------
Extended Duration Bond Fund                        6,275,766.927         25,493,062.246        1,675,071.216        593,452.2510
------------------------------------------
Equity Index Fund                                  5,978,755.792         23,686,325.646        1,181,921.270        533,608.5200
------------------------------------------
Value Equity Fund                                  12,824,713.529        68,725,533.865        1,244,548.815        465,644.9950
------------------------------------------
Growth Equity Fund                                 15,573,535.359        79,644,721.490        1,037,875.125        521,398.5240
------------------------------------------
Small Cap Equity Fund                              4,747,032.709         27,790,308.789        1,191,030.439        436,687.0940
------------------------------------------
International Equity Fund                          11,728,069.718        64,531,462.610        1,275,671.135        417,731.8370
-----------------------------------------------------------------------------------------------------------------------------------

     Appendix A lists the shareholders who owned beneficially or of record more than 5% of the shares of any class of the Funds as of the Record Date.

                  ELECTION OF TRUSTEES TO THE BOARD OF TRUSTEES

     Guidestone Financial Resources, as majority shareholder of the Trust, has elected Barry D. Hartis to the Board, effective September 13, 2005. The Declaration of Trust provides that Mr. Hartis will hold office until his resignation, removal or mandatory retirement. Mr. Hartis' term may also end when he ceases to be a trustee of GuideStone Financial Resources.

     Mr. Hartis was nominated on May 10, 2005 by the Board to replace an "interested person" of the Trust, as that term is defined under the 1940 Act (each, an "Interested Trustee", and collectively, the "Interested Trustees") whose term as a trustee of the Trust and of GuideStone Financial Resources expired in June 2005. Mr. Hartis' nomination was based upon a recommendation by GuideStone Financial Resources acting as majority shareholder. Mr. Hartis was elected by the written consent of Guidestone Financial Resources. Mr. Hartis will serve as an Interested Trustee.

     Information about Mr. Hartis, including his principal occupations during the past five years, is set forth below. To the knowledge of the Trust, the executive officers, nominees and Trustees of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of any class of any Fund as of August 1, 2005.

                             NEWLY ELECTED TRUSTEES

-------------------------------------------------------------------------------------------------
NAME, ADDRESS,           PRINCIPAL OCCUPATIONS       NUMBER OF FUNDS IN      OTHER DIRECTORSHIPS
AND AGE                  DURING PAST 5 YEARS         FUND COMPLEX TO BE      HELD BY NOMINEE FOR
                                                     OVERSEEN BY NOMINEE     TRUSTEE
-------------------------------------------------------------------------------------------------
Barry Dale Hartis        Vice President For          17                      N/A
12 Waxwing Cove          Business and Finance,
Greensboro, NC 27455     Greensboro College,
                         January 1998 - June 30,
                         2005; Certified Public
                         Account, July 1976 -
                         present;
-------------------------------------------------------------------------------------------------

     Upon effectiveness of the election of Mr. Hartis, the Board will be comprised of seven individuals: Gerald B. Jones and Mr. Hartis, who are each an Interested Trustee; and Joseph A. Mack, James Ray Taylor, Michael R. Buster, William Craig George, and Kevin P. Mahoney, who are each an Independent Trustee. Mr. Mack serves as Chairman of the Board. During the previous fiscal year, the Board held seven meetings. None of the Trustees attended fewer than 75% of the board meetings held during the previous fiscal year.

                                           BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUNDS
                                                 BY EACH TRUSTEE AS OF AUGUST 1, 2005
------------------------------------------------------------------------------------------------------------------------------------
NAME OF TRUSTEE                        DOLLAR RANGE OF EQUITY SECURITIES IN EACH                      AGGREGATE DOLLAR RANGE OF
                                       PORTFOLIO OF THE TRUST                                         EQUITY SECURITIES IN ALL
                                                                                                      REGISTERED INVESTMENT
                                                                                                      COMPANIES OVERSEEN BY
                                                                                                      TRUSTEE WITHIN THE FAMILY OF
                                                                                                      INVESTMENT COMPANIES
------------------------------------------------------------------------------------------------------------------------------------
                                                            INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Gerald B. Jones                        NONE                                                           NONE
------------------------------------------------------------------------------------------------------------------------------------
Barry Dale Hartis                      $10,001-$50,000 in the Flexible Income Fund                    Over $100,000
                                       $10,001-$50,000 in the Growth & Income Fund
                                       $10,001-$50,000 in the Capital Opportunities Fund
                                       $10,001-$50,000 in the Low-Duration Bond Fund
                                       $10,001-$50,000 in the Medium-Duration Bond Fund
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Joseph A. Mack                         $10,001- $50,000 in the Growth & Income Fund                   $50,001 - $100,000
                                       $10,001- $50,000 in the Capital Opportunities Fund
------------------------------------------------------------------------------------------------------------------------------------
James Ray Taylor                       NONE                                                           NONE
------------------------------------------------------------------------------------------------------------------------------------
Michael R. Buster                      Over $100,000 in the Value Equity Fund                         Over $100,000
                                       Over $100,000 in the Growth Equity Fund
                                       $0 - $10,000 in the International Equity Fund
                                       Over $100,000 in the Small Cap Equity Fund
                                       $10,001- $50,000 in the Medium Duration Bond
------------------------------------------------------------------------------------------------------------------------------------
William Craig George                   NONE                                                           NONE
------------------------------------------------------------------------------------------------------------------------------------
Kevin P. Mahoney                       $10,001- $50,000 in the Growth & Income Fund                   Over $100,000
                                       $10,001- $50,000 in the Equity Index Fund
                                       $10,001- $50,000 in the Global Equity Fund
                                       $50,001 - $100,000 in the Value Equity Fund
                                       $50,001 - $100,000 in the Growth Equity Fund
                                       $50,001 - $100,000 in the Small Cap Equity Fund
                                       $50,001 - $100,000 in the International Equity Fund
------------------------------------------------------------------------------------------------------------------------------------

     As of August 1, 2005, the Independent Trustees and their immediate family members (defined for this purpose as their spouse, children and dependents), did not own beneficially or of record any securities of SBC Financial, the Trust's sub-advisers or the Distributor, or in any person directly or indirectly controlling, controlled by or under common control with SBC Financial, the Trust's sub-advisers or the Distributor.

                                  COMPENSATION

     The Trust pays no compensation to the Trustees. The Trust reimburses Trustees for any expenses incurred in attending meetings. The Trust does not compensate the Funds' officers for the services they provide to the Funds.

     Mr. Mack is a beneficiary of a health plan sponsored by Guidestone Financial Resources, and a beneficiary of the South Carolina Baptist Convention Annuity Plan. Mr. Hartis is a beneficiary of a tax deferred retirement plan sponsored by Guidestone Financial Resources and made available to employees of an educational institution.

                                   COMMITTEES

     AUDIT COMMITTEE - The Board has an Audit Committee, comprised only of the Independent Trustees, who are currently Messrs. Taylor, Mack, Buster, George and Mahoney. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) appoint the Trust's independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditors' certifications; and (4) review with such independent auditors the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. During the fiscal year ended December 31, 2004 there were three meetings of the Audit Committee.

     A copy of the Audit Committee Charter is attached at Appendix B.

     NOMINATING COMMITTEE - The Board has a Nominating Committee comprised only of the Independent Trustees, who are currently Messrs. Taylor, Mack, Buster, George and Mahoney. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Trustees. The Trust's governing documents provide that only shareholders, by a vote of a majority of the outstanding shares, may fill vacancies in the Board or otherwise elect a Trustee. The Trust documents further provide that the selection and nomination of persons to fill vacancies on the Board to serve as Independent Trustees shall be committed to the discretion of the Independent Trustees then serving, provided that shareholders may also nominate and select persons to serve in the positions. There is no Nominating Committee Charter. Resumes or other information may be sent to the Assistant Secretary of the Trust, Linda Ridolfi, PFPC, Inc., Regulatory Administration, 3rd Floor, 400 Bellevue Parkway, Wilmington, DE 19809. During the fiscal year ended December 31, 2004 there was one meeting of the Nomination Committee.

     VALUATION COMMITTEE - The Board has a Valuation Committee comprised of all Trustees, certain officers of the Trust, employees of GuideStone Financial Resources and employees of PFPC Inc., which provides accounting and administration services to the Funds. The Valuation Committee reviews and monitors the Valuation Procedures adopted by the Board. The Valuation Committee is responsible for determining the fair value of each Fund's portfolio securities as needed in accordance with the Valuation procedures and performs such other tasks as the Board deems necessary. The Valuation Committee meets on an ad hoc basis to discuss issues relating to the valuation of the securities held by the Funds. Committee members are required to report actions taken at their meetings at the next scheduled Board meeting following the Valuation Committee's meeting. During the fiscal year ended December 31, 2004 there were seven meetings of the Valuation Committee.

             AMENDMENT TO THE DECLARATION OF TRUST OF AB FUNDS TRUST

     At its May 10, 2005 meeting, the Board, including the Independent Trustees, approved revisions to the Trust's Declaration of Trust. These revisions clarify that trustees, officers, employees and agents of the Trust are entitled to indemnification from liability and all expenses incurred with respect to formal or informal investigations. Guidestone Financial Resources approved the changes to the Declaration of Trust by written consent on August 1, 2005 and the changes will become effective on September 13, 2005.

     Article IX, Section 2 of the Declaration of Trust, which speaks to the Limitations of Liability and Indemnification, was amended as reflected in the bold and bracketed text below:

                                   ARTICLE IX

                   LIMITATION OF LIABILITY AND INDEMNIFICATION

          Section  2.  Indemnification.   (a)  Subject  to  the  exceptions  and
limitations contained in subsection (b) below:

               (i) every person who is, or has been, a Trustee or an officer, employee or agent of the Trust ("Covered Person") shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any [INVESTIGATION], claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof;

               (ii) as used herein, the words ["INVESTIGATION,"] "claim," "action," "suit," or "proceeding" shall apply to all [INVESTIGATIONS], claims, actions, suits or proceedings (civil, criminal or other, including appeals), [WHETHER FORMAL OR INFORMAL,] actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

          (b) No  indemnification  shall  be  provided  hereunder  to a  Covered
Person:

               (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or

               (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; (A) by the court or other body approving the settlement; (B) by the vote of at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

          (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

          (d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any [INVESTIGATION], claim, action, suit or proceeding of the character described in subsection (a) of this Section may be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Section; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

          (e) Any repeal or modification of this Article IX by the shareholders of the Trust, or adoption or modification of any other provision of the Trust Instrument or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

                           **************************

     The Board, including the Independent Trustees, has approved certain additional revisions to the Trust's Declaration of Trust and By-Laws. These revisions change the name of the Trust to GuideStone Funds and update the names of certain service providers to the Trust in the Declaration of Trust and By-Laws. GuideStone Financial Resources approved the Trust's name change and the other changes to the Declaration of Trust and By-Laws by written consent on August 1, 2005.

     Accordingly, effective September 13, 2005, the name of the Trust will be "GuideStone Funds" and this name will replace "AB Funds Trust" wherever it appears in the Declaration of Trust and By-Laws. Also, the name "GuideStone Financial Resources" will replace the name "Annuity Board" wherever it appears in the Declaration of Trust and By-Laws. Furthermore, Article I, paragraph (f) of the Declaration of Trust shall be restated as follows:

          (f) "GuideStone Financial Resources" means GuideStone Financial Resources of the Southern Baptist Convention, formerly the Annuity Board of the Southern Baptist Convention, together with GuideStone Capital Management, formerly SBC Financial Services, Inc. and/or GuideStone Financial Services, formerly SBC Trust Services, Inc., and/or any other corporation or entity controlled by GuideStone Financial Resources of the Southern Baptist Convention.


                                        By Order of the Board of Trustees,

                                        /s/ Rodney R. Miller

August 8, 2005                          Rodney R. Miller
                                        Vice President and Secretary

                                                      APPENDIX A

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF A FUND

---------------------------------------------------------------------------------------------------------------------
                                                                                        Number and Percentage of
                                                                                           Shares Owned as of
                                                                                            August 1st, 2005
                                                                                      *(Percentage of shares owned
                                                                                      rounded to the nearest whole
         Name of Fund                       Shareholder Name and Address                       percentage)
---------------------------------------------------------------------------------------------------------------------
Flexible Income Fund             GUIDESTONE FINANCIAL RESOURCES CHAP                  9,185,724.790       49%
GS4 Class                        PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Flexible Income Fund             GUIDESTONE FINANCIAL RESOURCES CAP                   6,565,349.371       35%
GS4 Class                        PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Flexible Income Fund             GUIDESTONE FINANCIAL RESOURCES ENDOWMENT FUND        1,150,574.915       6%
GS4 Class                        PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Growth & Income Fund  GS4 Class  GUIDESTONE FINANCIAL RESOURCES CHAP                  47,092,544.224      57%
                                 PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Growth & Income Fund  GS4 Class  GUIDESTONE FINANCIAL RESOURCES CAP                   27,828,190.144      34%
                                 PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Capital Opportunities Fund       GUIDESTONE FINANCIAL RESOURCES CHAP                  41,193,673.574      63%
GS4 Class                        PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Capital Opportunities Fund       GUIDESTONE FINANCIAL RESOURCES CAP                   19,277,781.628      30%
GS4 Class                        PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Global Equity Fund               GUIDESTONE FINANCIAL RESOURCES CHAP                  32,655,237.665      59%
GS4 Class                        PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Global Equity Fund               GUIDESTONE FINANCIAL RESOURCES CAP                   15,406,777.748      28%
GS4 Class                        PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Money Market Fund                GUIDESTONE FINANCIAL RESOURCES CHAP                  221,254,668.180     27%
 GS4 Class                       PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Money Market Fund                GUIDESTONE FINANCIAL RESOURCES MONEY MKT LIQ MED     143,630,388.870     18%
 GS4 Class                       DURATION BOND FUND
                                 PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Money Market Fund                GUIDESTONE FINANCIAL RESOURCES CAP                   122,375,441.690     15%
 GS4 Class                       PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Money Market Fund                GUIDESTONE FINANCIAL RESOURCES MONEY MKT LIQ VALUE   58,757,663.850      7%
 GS4 Class                       EQUITY FUND
                                 PO BOX 2190
                                 DALLAS TX 752212190
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                        Number and Percentage of
                                                                                           Shares Owned as of
                                                                                            August 1st, 2005
                                                                                      *(Percentage of shares owned
                                                                                      rounded to the nearest whole
         Name of Fund                       Shareholder Name and Address                       percentage)
---------------------------------------------------------------------------------------------------------------------
Money Market Fund                GUIDESTONE FINANCIAL RESOURCES MONEY MKT LIQ         57,685,310.240      7%
GS4 Class                        GROWTH EQUITY FUND
                                 PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Money Market Fund                GUIDESTONE FINANCIAL RESOURCES MONEY MKT LIQ INT'L   42,817,157.650      5%
GS4 Class                        EQUITY FUND
                                 PO BOX 2190
                                 DALLAS TX 752212190
---------------------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund  GS4      GUIDESTONE FINANCIAL RESOURCES                       15,231,188.511      26%
Class                            FLEXIBLE INCOME BLENDED FUND
                                 PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund  GS4      GUIDESTONE FINANCIAL RESOURCES                       13,741,328.199      23%
Class                            GROWTH AND INCOME BLENDED FUND
                                 PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund  GS4      GUIDESTONE FINANCIAL RESOURCES  FIXED BENEFIT PLAN   11,719,806.282      20%
Class                            PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund  GS4      GUIDESTONE FINANCIAL RESOURCES CAPITAL               5,769,241.142       10%
Class                            OPPORTUNITIES BLENDED FUND
                                 PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund  GS4      GUIDESTONE FINANCIAL RESOURCES INSURANCE FUND        4,965,938.819       8%
Class                            PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund  GS4      GUIDESTONE FINANCIAL RESOURCES CAPITAL               3,417,838.214       6%
Class                            PRESERVATION FUND
                                 PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund  GS4   GUIDESTONE FINANCIAL RESOURCES GROWTH AND INCOME     20,946,545.589      31%
Class                            BLENDED FUND
                                 PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund  GS4   GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN    17,240,256.194      25%
Class                            PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund  GS4   GUIDESTONE FINANCIAL RESOURCES CAPITAL               8,421,799.073       12%
Class                            OPPORTUNITIES BLENDED FUND
                                 PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund  GS4   GUIDESTONE FINANCIAL RESOURCES CAPITAL               4,731,525.165       7%
Class                            PRESERVATION FUND
                                 PO BOX 2190
                                 DALLAS TX 75221-2190
---------------------------------------------------------------------------------------------------------------------

                                                         A-2

---------------------------------------------------------------------------------------------------------------------
                                                                                        Number and Percentage of
                                                                                           Shares Owned as of
                                                                                            August 1st, 2005
                                                                                      *(Percentage of shares owned
                                                                                      rounded to the nearest whole
         Name of Fund                       Shareholder Name and Address                       percentage)
---------------------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund  GS4   GUIDESTONE FINANCIAL RESOURCES INSURANCE FUND        4,620,089.389       7%
Class                            PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund  GS4   GUIDESTONE FINANCIAL RESOURCES CHAP                  4,172,137.655       6%
Class                            PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Extended Duration Bond Fund      GUIDESTONE FINANCIAL RESOURCES GROWTH AND INCOME     7,832,067.202       31%
GS4 Class                        BLENDED FUND
                                 PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Extended Duration Bond Fund      GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN    6,094,274.692       24%
GS4 Class                        PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Extended Duration Bond Fund      GUIDESTONE FINANCIAL RESOURCES CHAP                  5,218,992.759       20%
GS4 Class                        PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Extended Duration Bond Fund      GUIDESTONE FINANCIAL RESOURCES CAPITAL               3,328,395.795       13%
GS4 Class                        OPPORTUNITIES BLENDED FUND
                                 PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Extended Duration Bond Fund      GUIDESTONE FINANCIAL RESOURCES CAP                   2,343,785.454       7%
GS4 Class                        PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Equity Index Fund                GUIDESTONE FINANCIAL RESOURCES CHAP                  8,170,185.457       34%
GS4 Class                        PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Equity Index Fund                GUIDESTONE FINANCIAL RESOURCES CAP                   4,854,404.439       20%
GS4 Class                        PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Equity Index Fund                GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY         2,811,405.434       12%
GS4 Class                        BLENDED FUND
                                 PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Equity Index Fund                GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN    2,347,296.174       10%
GS4 Class                        PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Equity Index Fund                GUIDESTONE FINANCIAL RESOURCES CAPITAL               2,202,520.671       9%
GS4 Class                        OPPORTUNITIES BLENDED FUND
                                 PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Equity Index Fund                GUIDESTONE FINANCIAL RESOURCES GROWTH AND INCOME     1,965,446.844       8%
GS4 Class                        BLENDED FUND
                                 PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------

                                                         A-3

---------------------------------------------------------------------------------------------------------------------
                                                                                        Number and Percentage of
                                                                                           Shares Owned as of
                                                                                            August 1st, 2005
                                                                                      *(Percentage of shares owned
                                                                                      rounded to the nearest whole
         Name of Fund                       Shareholder Name and Address                       percentage)
---------------------------------------------------------------------------------------------------------------------
Value Equity Fund                GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY         14,881,355.960      22%
GS4 Class                        BLENDED FUND
                                 PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Value Equity Fund                GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN    14,104,641.725      21%
GS4 Class                        PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Value Equity Fund                GUIDESTONE FINANCIAL RESOURCES CAPITAL               12,391,229.063      18%
GS4 Class                        OPPORTUNITIES BLENDED FUND
                                 PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Value Equity Fund                GUIDESTONE FINANCIAL RESOURCES GROWTH AND INCOME     9,979,006.086       15%
GS4 Class                        BLENDED FUND
                                 PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Value Equity Fund                GUIDESTONE FINANCIAL RESOURCES CHAP                  9,153,210.896       13%
GS4 Class                        PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Value Equity Fund                GUIDESTONE FINANCIAL RESOURCES  CAP                  4,805,985.263       7%
GS4 Class                        PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Growth Equity Fund               GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY         16,794,944.700      21%
GS4 Class                        BLENDED FUND
                                 PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Growth Equity Fund               GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN    16,345,504.288      21%
GS4 Class                        PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Growth Equity Fund               GUIDESTONE FINANCIAL RESOURCES CAPITAL               14,072,270.612      18%
GS4 Class                        OPPORTUNITIES BLENDED FUND
                                 PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Growth Equity Fund               GUIDESTONE FINANCIAL RESOURCES CHAP                  12,486,517.221      16%
GS4 Class                        PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Growth Equity Fund               GUIDESTONE FINANCIAL RESOURCES GROWTH AND INCOME     10,935,596.753      14%
GS4 Class                        BLENDED FUND
                                 PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Growth Equity Fund               GUIDESTONE FINANCIAL RESOURCES CAP                   6,517,581.260       8%
GS4 Class                        PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund  GS4       GUIDESTONE FINANCIAL RESOURCES CHAP                  9,125,007.832       33%
Class                            PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------

                                                         A-4

---------------------------------------------------------------------------------------------------------------------
                                                                                        Number and Percentage of
                                                                                           Shares Owned as of
                                                                                            August 1st, 2005
                                                                                      *(Percentage of shares owned
                                                                                      rounded to the nearest whole
         Name of Fund                       Shareholder Name and Address                       percentage)
---------------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund  GS4       GUIDESTONE FINANCIAL RESOURCES CAP                   4,488,972.839       16%
Class                            PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund  GS4       GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY         4,000,531.219       14%
Class                            BLENDED FUND
                                 PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund  GS4       GUIDESTONE FINANCIAL RESOURCES CAPITAL               3,492,817.597       13%
Class                            OPPORTUNITIES
                                 BLENDED FUND
                                 PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund  GS4       GUIDESTONE FINANCIAL RESOURCES GROWTH AND INCOME     2,803,418.040       10%
Class                            BLENDED FUND
                                 PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund  GS4       GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN    2,742,735.138       10%
Class                            PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
International Equity Fund  GS4   GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY         14,490,841.344      22%
Class                            BLENDED FUND
                                 PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
International Equity Fund  GS4   GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN    14,302,892.110      22%
Class                            PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
International Equity Fund  GS4   GUIDESTONE FINANCIAL RESOURCES CAPITAL               12,553,459.783      19%
Class                            OPPORTUNITIES BLENDED FUND
                                 PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
International Equity Fund  GS4   GUIDESTONE FINANCIAL RESOURCES GROWTH AND INCOME     10,332,486.259      16%
Class                            BLENDED FUND
                                 PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
International Equity Fund  GS4   GUIDESTONE FINANCIAL RESOURCES CHAP                  7,388,977.547       11%
Class                            PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
International Equity Fund  GS4   GUIDESTONE FINANCIAL RESOURCES CAP                   3,696,502.624       6%
Class                            PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Flexible Income Fund             GUIDESTONE FINANCIAL RESOURCES ENDOWMENT FUND        1,254,383.993       100%
 GS6 Class                       PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------

                                                         A-5

---------------------------------------------------------------------------------------------------------------------
                                                                                        Number and Percentage of
                                                                                           Shares Owned as of
                                                                                            August 1st, 2005
                                                                                      *(Percentage of shares owned
                                                                                      rounded to the nearest whole
         Name of Fund                       Shareholder Name and Address                       percentage)
---------------------------------------------------------------------------------------------------------------------
Growth & Income Fund             GUIDESTONE FINANCIAL RESOURCES PROTECTION BENEFIT    1,350,472.215       100%
 GS6 Class                       PLAN
                                 PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Capital Opportunities Fund       GUIDESTONE FINANCIAL RESOURCES PROTECTION BENEFIT    666,406.782         100%
GS6 Class                        PLAN
                                 PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Global Equity Fund               GUIDESTONE FINANCIAL RESOURCES OPERATING FUND        1,163,211.882       100%
 GS6 Class                       PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Money Market Fund                GUIDESTONE FINANCIAL RESOURCES OPERATING FUND        4,540,992.230       100%
 GS6 Class                       PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund  GS6      GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN    1,225,431.384       100%
Class                            PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Medium-Duration Bond             GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN    1,446,723.228       100%
Fund  GS6 Class                  PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Extended-Duration Bond Fund      GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN    1,675,071.216       100%
GS6 Class                        PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Equity Index Fund                GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN    1,181,921.270       100%
 GS6 Class                       PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Value Equity Fund                GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN    1,244,548.815       100%
 GS6 Class                       PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Growth Equity Fund               GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN    1,037,875.125       100%
 GS6 Class                       PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund            GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN    1,191,030.439       100%
 GS6 Class                       PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
International Equity Fund        GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN    1,275,671.135       100%
 GS6 Class                       PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                        Number and Percentage of
                                                                                           Shares Owned as of
                                                                                            August 1st, 2005
                                                                                      *(Percentage of shares owned
                                                                                      rounded to the nearest whole
         Name of Fund                       Shareholder Name and Address                       percentage)
---------------------------------------------------------------------------------------------------------------------
Flexible Income Fund I           GUIDESTONE FINANCIAL RESOURCES CAP                   4,029,846.497       80%
 GS2 Class                       PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Flexible Income Fund I           GUIDESTONE FINANCIAL RESOURCES                       901,991.72          18%
 GS2 Class                       BAYLOR UNIVERSITY RET PLAN
                                 PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Growth & Income Fund I           GUIDESTONE FINANCIAL RESOURCES CAP                   12,609,689.065      64%
 GS2 Class                       PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Growth & Income Fund I           GUIDESTONE FINANCIAL RESOURCES                       3,581,333.560       18%
 GS2 Class                       BAYLOR UNIVERSITY RET PLAN
                                 PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Growth & Income Fund I           GUIDESTONE FINANCIAL RESOURCES EMPLOYER ASSET PLAN   3,073,307.520       16%
 GS2 Class                       PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Capital Opportunities Fund I     GUIDESTONE FINANCIAL RESOURCES CAP                   10,406,452.067      87%
 GS2 Class                       PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Capital Opportunities Fund I     GUIDESTONE FINANCIAL RESOURCES                       1,412,818.350       12%
 GS2 Class                       BAYLOR UNIVERSITY RET PLAN
                                 PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Global Equity Fund I             GUIDESTONE FINANCIAL RESOURCES CAP                   6,592,117.951       77%
 GS2 Class                       PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Global Equity Fund I             GUIDESTONE FINANCIAL RESOURCES BAYLOR UNIVERSITY     1,855,690.489       22%
 GS2 Class                       RET PLAN
                                 PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Money Market Fund                GUIDESTONE FINANCIAL RESOURCES CAP                   73,238,751.100      80%
 GS2 Class                       PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Money Market Fund                GUIDESTONE FINANCIAL RESOURCES OPERATING FUND        5,600,151.770       6%
 GS2 Class                       PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund  GS2      GUIDESTONE FINANCIAL RESOURCES FLEXIBLE INCOME       4,131,371.822       38%
Class                            FUND I
                                 PO BOX 2190
                                 DALLAS TX 75221-2190
---------------------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund  GS2      GUIDESTONE FINANCIAL RESOURCES GROWTH & INCOME       3,545,627.59        32%
Class                            FUND I
                                 PO BOX 2190
                                 DALLAS TX 75221-2190
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                        Number and Percentage of
                                                                                           Shares Owned as of
                                                                                            August 1st, 2005
                                                                                      *(Percentage of shares owned
                                                                                      rounded to the nearest whole
         Name of Fund                       Shareholder Name and Address                       percentage)
---------------------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund  GS2      GUIDESTONE FINANCIAL RESOURCES CAPITAL               1,182,013.013       11%
Class                            OPPORTUNITIES FUND I
                                 PO BOX 2190
                                 DALLAS TX 75221-2190
---------------------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund  GS2      GUIDESTONE FINANCIAL RESOURCES CAP                   873,975.986         8%
Class                            PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund  GS2      GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN    721,076.988         7%
Class                            PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund  GS2   GUIDESTONE FINANCIAL RESOURCES GROWTH & INCOME       5,904,927.210       56%
Class                            FUND I
                                 PO BOX 2190
                                 DALLAS TX 75221-2190
---------------------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund  GS2   GUIDESTONE FINANCIAL RESOURCES CAPITAL               1,886,273.508       18%
Class                            OPPORTUNITIES FUND I
                                 PO BOX 2190
                                 DALLAS TX 75221-2190
---------------------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund  GS2   GUIDESTONE FINANCIAL RESOURCES CAP                   1,393,175.282       13%
Class                            PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund  GS2   GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN    822,096.586         8%
Class                            PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Extended-Duration Bond Fund      GUIDESTONE FINANCIAL RESOURCES GROWTH & INCOME       2,480,947.795       40%
GS2 Class                        FUND I
                                 PO BOX 2190
                                 DALLAS TX 75221-2190
---------------------------------------------------------------------------------------------------------------------
Extended-Duration Bond Fund      GUIDESTONE FINANCIAL RESOURCES CAP                   1,777,621.141       28%
GS2 Class                        PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Extended-Duration Bond Fund      GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN    919,003.106         15%
GS2 Class                        PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Extended-Duration Bond Fund      GUIDESTONE FINANCIAL RESOURCES CAPITAL               838,788.070         13%
GS2 Class                        OPPORTUNITIES FUND I
                                 PO BOX 2190
                                 DALLAS TX 75221-2190
---------------------------------------------------------------------------------------------------------------------
Equity Index Fund                GUIDESTONE FINANCIAL RESOURCES CAP                   3,347,213.824       56%
GS2 Class                        PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Equity Index Fund                GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN    695,593.984         12%
GS2 Class                        PO BOX 2190
                                 DALLAS TX  75221-2190
---------------------------------------------------------------------------------------------------------------------
Equity Index Fund                GUIDESTONE FINANCIAL RESOURCES GROWTH & INCOME       618,027.831         10%
GS2 Class                        FUND I
                                 PO BOX 2190
                                 DALLAS TX 75221-2190
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                        Number and Percentage of
                                                                                           Shares Owned as of
                                                                                            August 1st, 2005
                                                                                      *(Percentage of shares owned
                                                                                      rounded to the nearest whole
         Name of Fund                       Shareholder Name and Address                       percentage)
---------------------------------------------------------------------------------------------------------------------
Equity Index Fund                GUIDESTONE FINANCIAL RESOURCES                       603,006.094         10%
GS2 Class                        GLOBAL EQUITY FUND I
                                 PO BOX 2190
                                 DALLAS TX 75221-2190
---------------------------------------------------------------------------------------------------------------------
Equity Index Fund                GUIDESTONE FINANCIAL RESOURCES CAPITAL               550,608.973         9%
GS2 Class                        OPPORTUNITIES FUND I
                                 PO BOX 2190
                                 DALLAS TX 75221-2190
---------------------------------------------------------------------------------------------------------------------
Value Equity Fund                GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY FUND I  2,935,989.568       23%
GS2 Class                        PO BOX 2190
                                 DALLAS TX 75221-2190
---------------------------------------------------------------------------------------------------------------------
Value Equity Fund                GUIDESTONE FINANCIAL RESOURCES GROWTH & INCOME       2,885,934.333       23%
GS2 Class                        FUND I
                                 PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Value Equity Fund                GUIDESTONE FINANCIAL RESOURCES CAPITAL               2,848,624.693       22%
GS2 Class                        OPPORTUNITIES FUND I
                                 PO BOX 2190
                                 DALLAS TX 75221-2190
---------------------------------------------------------------------------------------------------------------------
Value Equity Fund                GUIDESTONE FINANCIAL RESOURCES CAP                   2,684,223.492       21%
GS2 Class                        PO BOX 2190
                                 DALLAS TX 75221-2190
---------------------------------------------------------------------------------------------------------------------
Value Equity Fund                GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN    691,272.067         5%
GS2 Class                        PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Growth Equity Fund               GUIDESTONE FINANCIAL RESOURCES CAP                   4,304,370.590       28%
GS2 Class                        PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Growth Equity Fund               GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY FUND I  3,375,185.257       22%
GS2 Class                        PO BOX 2190
                                 DALLAS TX 75221-2190
---------------------------------------------------------------------------------------------------------------------
Growth Equity Fund               GUIDESTONE FINANCIAL RESOURCES CAPITAL               3,295,563.413       21%
GS2 Class                        OPPORTUNITIES FUND I
                                 PO BOX 2190
                                 DALLAS TX 75221-2190
---------------------------------------------------------------------------------------------------------------------
Growth Equity Fund               GUIDESTONE FINANCIAL RESOURCES GROWTH & INCOME       3,220,985.193       21%
GS2 Class                        FUND I
                                 PO BOX 2190
                                 DALLAS TX 75221-2190
---------------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund            GUIDESTONE FINANCIAL RESOURCES CAP                   2,385,075.583       50%
GS2 Class                        PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund            GUIDESTONE FINANCIAL RESOURCES GROWTH & INCOME       685,929.640         14%
GS2 Class                        FUND I
                                 PO BOX 2190
                                 DALLAS TX 75221-2190
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                        Number and Percentage of
                                                                                           Shares Owned as of
                                                                                            August 1st, 2005
                                                                                      *(Percentage of shares owned
                                                                                      rounded to the nearest whole
         Name of Fund                       Shareholder Name and Address                       percentage)
---------------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund            GUIDESTONE FINANCIAL RESOURCES CAPITAL               678,892.145         14%
GS2 Class                        OPPORTUNITIES FUND I
                                 PO BOX 2190
                                 DALLAS TX 75221-2190
---------------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund            GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY FUND I  667,912.049         14%
GS2 Class                        PO BOX 2190
                                 DALLAS TX 75221-2190
---------------------------------------------------------------------------------------------------------------------
International Equity Fund        GUIDESTONE FINANCIAL RESOURCES GROWTH & INCOME       2,254,257.684       19%
GS2 Class                        FUND I
                                 PO BOX 2190
                                 DALLAS TX 75221-2190
---------------------------------------------------------------------------------------------------------------------
International Equity Fund        GUIDESTONE FINANCIAL RESOURCES CAPITAL               2,177,354.510       19%
GS2 Class                        OPPORTUNITIES FUND I
                                 PO BOX 2190
                                 DALLAS TX 75221-2190
---------------------------------------------------------------------------------------------------------------------
International Equity Fund        GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY FUND I  2,157,505.071       18%
GS2 Class                        PO BOX 2190
                                 DALLAS TX 75221-2190
---------------------------------------------------------------------------------------------------------------------
International Equity Fund        GUIDESTONE FINANCIAL RESOURCES CAP                   1,778,659.420       15%
GS2 Class                        PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
International Equity Fund        NORTHERN TRUST CO CUST FBO                           1,434,925.572       12%
GS2 Class                        CHURCH OF THE NAZARENE PENSION
                                 PO BOX 92956
                                 CHICAGO IL 60675-2956
---------------------------------------------------------------------------------------------------------------------
International Equity Fund        GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN    677,885.920         6%
GS2 Class                        PO BOX 2190
                                 DALLAS TX  752212190
---------------------------------------------------------------------------------------------------------------------
International Equity Fund        NORTHER TRUST CO CUST FBO                            581,584.239         5%
GS2 Class                        CHURCH OF THE NAZARENE
                                 PO BOX 92956
                                 CHICAGO IL 60675-2956
---------------------------------------------------------------------------------------------------------------------
Flexible Income Fund             GUIDESTONE FINANCIAL RESOURCES ENDOWMENT FUND        539,067.600         100%
GS8 Class                        PO BOX 2190
                                 DALLAS TX  75221-2190
---------------------------------------------------------------------------------------------------------------------
Growth & Income Fund             GUIDESTONE FINANCIAL RESOURCES PROTECTION BENEFIT    532,427.039         100%
GS8 Class                        PLAN
                                 PO BOX 2190
                                 DALLAS TX  75221-2190
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                        Number and Percentage of
                                                                                           Shares Owned as of
                                                                                            August 1st, 2005
                                                                                      *(Percentage of shares owned
                                                                                      rounded to the nearest whole
         Name of Fund                       Shareholder Name and Address                       percentage)
---------------------------------------------------------------------------------------------------------------------
Capital Opportunities Fund       GUIDESTONE FINANCIAL RESOURCES PROTECTION BENEFIT    495,427.726         100%
GS8 Class                        PLAN
                                 PO BOX 2190
                                 DALLAS TX  75221-2190
---------------------------------------------------------------------------------------------------------------------
Global Equity Fund               GUIDESTONE FINANCIAL RESOURCES OPERATING FUND        466,683.411         100%
GS8 Class                        PO BOX 2190
                                 DALLAS TX  75221-2190
---------------------------------------------------------------------------------------------------------------------
Money Market Fund                GUIDESTONE FINANCIAL RESOURCES OPERATING FUND        5065373.940         100%
GS8 Class                        PO BOX 2190
                                 DALLAS TX  75221-2190
---------------------------------------------------------------------------------------------------------------------
Low Duration Bond Fund           GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN    543,138.227         100%
GS8 Class                        PO BOX 2190
                                 DALLAS TX  75221-2190
---------------------------------------------------------------------------------------------------------------------
Medium Duration Bond Fund        GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN    563,150.183         100%
GS8 Class                        PO BOX 2190
                                 DALLAS TX  75221-2190
---------------------------------------------------------------------------------------------------------------------
Extended Duration Bond Fund      GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN    593,452.251         100%
GS8 Class                        PO BOX 2190
                                 DALLAS TX  75221-2190
---------------------------------------------------------------------------------------------------------------------
Equity Index Fund                GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN    533,585.372         100%
GS8 Class                        PO BOX 2190
                                 DALLAS TX  75221-2190
---------------------------------------------------------------------------------------------------------------------
Value Equity Fund                GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN    465,604.426         100%
GS8 Class                        PO BOX 2190
                                 DALLAS TX  75221-2190
---------------------------------------------------------------------------------------------------------------------
Growth Equity Fund               GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN    521,376.434         100%
GS8 Class                        PO BOX 2190
                                 DALLAS TX  75221-2190
---------------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund            GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN    436,656.751         100%
GS8 Class                        PO BOX 2190
                                 DALLAS TX  75221-2190
---------------------------------------------------------------------------------------------------------------------
International Equity Fund        GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN    417,709.426         100%
GS8 Class                        PO BOX 2190
                                 DALLAS TX  75221-2190
---------------------------------------------------------------------------------------------------------------------

                                                         A-11

                                   APPENDIX B

                         CHARTER FOR THE AUDIT COMMITTEE

                                       OF

                                 AB FUNDS TRUST

     This Charter sets forth the purpose, authority, and responsibilities of the Audit Committee of the Board of Trustees (the "Board") of AB Funds Trust (the "Company"). This Charter shall be reviewed annually by the Audit Committee or more frequently at the request of a member of the Audit Committee or the Board, on the recommendation of management, counsel to the Company, or counsel to the Company's trustees who are not "interested persons" of the Company as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Disinterested Trustees").

Purpose
-------

     The purpose of the Audit Committee shall be:

     (a) to oversee generally the Company's accounting and financial reporting policies and processes, including the Trust's compliance with legal and regulatory requirements thereto, and its internal control over financial reporting, including reviewing and monitoring the internal control over financial reporting of the Company's Advisor and, as appropriate, the internal control over financial reporting of certain other service providers.

     (b) to oversee generally the quality, objectivity, and integrity of the Company's financial statements and the independent audit thereof.

     (c) to act as a liaison between the Company's independent accountants (the "Auditors") and the full Board.

Authority
---------

     The function of the Committee is oversight; management is responsible for maintaining appropriate systems for accounting and internal control over financial reporting, and the Auditors are responsible for planning and carrying out a proper audit.

     The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Company.

Composition and Term of Members of the Audit Committee
------------------------------------------------------

     The Audit Committee shall be composed of not less than two members of the Board who are Disinterested Trustees and also are independent of the Company and management. (Disinterested Trustees who also are independent of the Company and management are collectively referred to as "Independent Trustees"). To qualify as an Independent Trustee, a Disinterested Trustee may not, other than in his or her capacity as a member of the Audit Committee or a member of the Board, accept any direct or indirect consulting, advisory, or other compensatory fee or payment from the Company or an affiliated person of the Company. Audit Committee members shall designate the Chair of the Audit Committee. Each member of the Audit Committee shall serve until his or her resignation from the Board or a successor is appointed.

     At least annually, the Board shall determine whether at least one of the Audit Committee members qualifies as an "audit committee financial expert" (as such term is defined by the Securities and Exchange Commission) and whether such expert continues to qualify as an Independent Trustee.

Meetings
--------

     The Audit Committee shall meet at least twice each year. Additional meetings shall be held as deemed appropriate by the Chair of the Audit Committee or upon the recommendation of the Board, management, counsel to the Company, or counsel to the Disinterested Trustees. A quorum for purposes of conducting an Audit Committee meeting shall be more than 50% of the members present at such meeting. Minutes of the meetings of the Audit Committee will be prepared and circulated to all members of the Audit Committee for review and comment in a timely manner.

Responsibilities of the Audit Committee
---------------------------------------

A.   AUDITOR OVERSIGHT

     The Audit Committee shall provide oversight of the annual audit and shall provide assistance to the Board in fulfilling its responsibilities to the Company and its shareholders, potential shareholders, and the investment community relating to the Company's accounting matters and reporting practices and to the quality and integrity of its financial statements. In performing its duties, the Audit Committee will maintain effective working relationships with the Board, management, the internal auditor, if any, and the Auditors. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Trust's investment adviser, any sub-adviser, or the Auditors.

     In carrying out these responsibilities, the Audit Committee shall:

     1. Be responsible for the appointment, compensation, and oversight of the duties of the Auditors employed for the purpose of preparing or issuing the Company's annual audit report and of providing any permissible non-audit services. The Audit Committee will also be responsible for assisting in the resolution of any disagreements between management and the Company's Auditors regarding financial reporting. Such Auditors shall report directly to the Audit Committee.

     2. Obtain from the Auditors a written statement delineating relationships between the Auditors and the Company consistent with Independence Standards Board Standard No. 1. From time to time, the Audit Committee shall review the Auditors' statement of compliance with the audit partner rotation requirement and the conflict of interest requirement of Section 10A of the 1934 Act; and also receive information concerning whether management or the accountants or others sought to improperly influence the Auditors regarding the performance of the annual audit and permissible non-audit services.

     3.   Meet with the Auditors:

          (i) to review the arrangements for and scope of the annual audit and any special audits;

          (ii) to discuss critical accounting policies and practices to be used in the annual audit and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative treatments, and the treatments preferred by the Auditors;

          (iii) to discuss  any  matters of concern  relating  to the  financial
               statements,   including  any   adjustments  to  such   statements
               recommended by the Auditors, or other results of such audits;

          (iv) to consider the Auditors'  comments with respect to the Company's
               financial  policies,   procedures,   and  internal  control  over
               financial reporting and management's responses thereto;

          (v) to review the opinion rendered by the Auditors to the Board and the Company's shareholders;

          (vi) to provide the Auditors the opportunity to provide to the Committee, on a timely basis, copies of any material written communication between the Auditors and management, such as any management letter or schedule of unadjusted differences;

          (vii) to review the adequacy and effectiveness of relevant internal control over financial reporting and the quality of the staff implementing internal control over financial reporting;

          (viii) to receive periodic reports concerning regulatory changes and new accounting pronouncements that may significantly affect the value of the Company's assets and its financial reporting; and

          (ix) to receive disclosure from the Auditors regarding all services provided by the Auditors to the Company, including the fees associated with those services, at least annually,.

     4. At the completion of the annual examination, consider management's report on the Company's audited financial statements and related footnotes, and the Auditors' report required by Section 10A(k) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), which includes a report on all alternative treatments of financial information within generally accepted accounting principles that the Auditors have discussed with management, the ramifications of the use of such alternative treatments, and the treatments preferred by the Auditors. Consider also the Auditors' report of any significant changes required in their audit plan, any serious difficulties or disputes with management encountered during the course of the audit, and any other matters related to the conduct of the audit that should be communicated to the Audit Committee under generally accepted auditing standards. Additionally, inquire of the Auditors whether there have been any unresolved disagreements with management.

     5. Review management's representations, if any, that financial statement adjustments by the Auditors in the aggregate are not material to the financial statements as a whole.

     6. Receive the annual certifications and the related information and reports required of management by rules adopted from time to time under Section 30(a) of the 1940 Act.

     7. Provide the Auditors with the opportunity to meet at least annually in an executive session with the Audit Committee without representatives of management being present. Among the items to be discussed in these meetings are the Auditors' evaluation of management's financial and accounting personnel and the cooperation that the Auditors received during the course of their audit.

     8. Meet to evaluate the performance of the Auditors at least annually without representatives of the Auditors being present.


B.   NON-AUDIT SERVICES PROVIDED TO THE COMPANY, ADVISOR, AND OTHERS

     The Audit Committee shall pre-approve all permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditors, including the fees therefor;

     PROVIDED, that if the Committee chooses to delegate the authority to grant pre-approvals to one or more Committee members, each acting on behalf of the Committee, then the Committee shall adopt policies and procedures detailed as to the particular service and designed to safeguard the continued independence of the auditors, consistent with the requirements of the Sarbanes-Oxley Act of 2002 (the S O Act") and related SEC regulations, which shall then be used in making such pre-approvals; and,

     FURTHER PROVIDED, that each delegated pre-approval shall be reported to the Committee during its next regularly scheduled meeting.

     The pre-approval requirement for a permitted non-audit service may be waived if:

     (1) the aggregate amount of all such non-audit services provided constitutes not more than 5% of the total revenues paid by the Company to the Auditors in the fiscal year in which the non-audit services are provided;

     (2) such services were not recognized by the Company at the time of the engagement to be non-audit services; and

     (3) such services are promptly brought to the attention of, and approved by, the Audit Committee or by a member of the Audit Committee to whom the Committee has delegated the authority to grant such approvals, if any, prior to the Auditors' completion of the Company's audit.

     Additionally, if the Auditors' engagement relates directly to the operations and financial reporting of the Company, to the extent required by Rule 2-01 of Regulation S-X, the Audit Committee shall pre-approve their engagements for non-audit services with:

     (1) the Advisor (excluding any subadviser whose role is primarily portfolio management and is sub-contracted or overseen by the Advisor) and

     (2) any entity controlling, controlled by, or under common control with such Advisor that provides ongoing services to the Company (each, a "Control Entity")

in accordance with the foregoing paragraph, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditors by the Company, the Advisor and any such Control Entity during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee pursuant to this paragraph (in the absence of this exception). The Auditors may not perform contemporaneously any of the prohibited non-audit services for the Company, which currently include the following:

     1. bookkeeping or other services related to the accounting records or financial statements of the Company;

     2.   financial information systems design and implementation;

     3.   appraisal   or   valuation    services,    fairness    opinions,    or
          contribution-in-kind reports;

     4.   actuarial services;

     5.   internal audit outsourcing services;

     6.   management functions or human resources;

     7.   broker or dealer, investment adviser, or investment banking services;

     8.   legal services and expert services unrelated to the audit; and

     9. any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

C.   OTHER

     The Audit Committee shall:

     1. Investigate any improprieties or suspected improprieties in the Company's operations to the extent it deems necessary or appropriate in light of any internal investigations by management of such improprieties. [To the extent required by the S-O Act and related SEC rules, the Audit Committee will be responsible for the receipt, retention, and consideration of complaints received regarding accounting, internal accounting controls, or auditing matters affecting the Company, and will receive, retain, and consider confidential, anonymous submissions by employees of the Company of concerns regarding questionable accounting or auditing matters. This seems to give us the flexibility to act when we are required to do so, perhaps without having to revise this section.]

     2. As the Audit Committee deems appropriate, obtain, weigh, and consider expert advice as to audit committee related rules on accounting standards and other accounting, legal and regulatory provisions.

     3. The Audit Committee shall consider such other matters as may be from time to time referred to it by the Board.

     In carrying out its responsibilities, the Audit Committee believes its policies and procedures should be, and remain, flexible so that it can react to changing conditions and environments and can assure the Board and shareholders of the Company that the accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.



Adopted: ______________
Amended: ______________